 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): June 3, 2015
Brixmor Property Group Inc.
Brixmor Operating Partnership LP
(Exact Name of Registrant as Specified in its Charter)

Maryland	001-36160	45-2433192
Delaware	333-201464-01	80-0831163
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
420 Lexington Avenue
New York, New York 10170
(Address of Principal Executive Offices) (Zip Code)
(212) 869-3000
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)    Effective June 8, 2015, the Board of Directors (the “Board”) of Brixmor Property Group Inc. (the “Company”) appointed Gabrielle Sulzberger to the Company’s Board, to serve until the 2016 annual meeting of stockholders. Ms. Sulzberger has been appointed to the audit committee of the Board. In connection with this appointment the Board increased the size of the Board to ten directors.

Ms. Sulzberger is a General Partner of Rustic Canyon/Fontis Partners, L.P. (“RC/Fontis”), a private equity fund, which she co-founded in 2005. During her tenure at RC/Fontis, from October 2011 to February 2013, she served as interim CEO of Johnson Products Company, a portfolio company of RC/Fontis that manufactures hair care products. Previously, from 2002 through 2005, Ms. Sulzberger was Chief Financial Officer of the Villanueva Companies, a private holding company with diverse investment interests. She serves on the Board of Directors of Whole Foods Market, Inc. (NASDAQ: WFM), where she is chairman of the audit committee. She has previously served on the Board of Directors of Bright Horizons Family Solutions. Ms. Sulzberger is a Member of the Massachusetts State Bar and is a Henry Crown Fellow of the Aspen Institute.

Ms. Sulzberger will receive compensation for Board service commensurate with the Company's other independent directors, including an annual cash retainer of $60,000, paid quarterly in arrears, $17,500 in cash for annual service on the audit committee, and an annual award of 5,000 shares of restricted stock. The shares of restricted stock will vest on the first anniversary of the grant date.

In connection with Ms. Sulzberger’s appointment to the Board, the Company will enter into an indemnification agreement (the “Indemnification Agreement”) with Ms. Sulzberger similar to the indemnification agreements entered into with all other members of the Board. The Indemnification Agreement provides for the indemnification by the Company for certain liabilities and expenses incurred as a result of actions brought, or threatened to be brought, against Ms. Sulzberger in connection with her status or service as a member of the Board and for the Company to advance her expenses incurred as a result of any proceeding for which she may be entitled to indemnification. The foregoing description is not complete and is qualified in its entirety by reference to the full text of the Indemnification Agreement, which was filed as an exhibit to the Company’s Form S-11, filed with the Securities and Exchange Commission on August 23, 2013 (File No. 001- 190002).

There are no arrangements or understandings between Ms. Sulzberger and any person pursuant to which she was appointed as a director. There are no transactions in which Ms. Sulzberger had or will have an interest that would be required to be disclosed pursuant to Item 404(a) of Regulation S-K under the Securities Exchange Act of 1934.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 3, 2015, the Company held its annual meeting of stockholders. At the annual meeting, stockholders voted on the matters disclosed in the Company’s definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 15, 2015 (the “Proxy Statement”), except for the proposal regarding the ratification of the appointment of the Company’s independent registered public accounting firm which was withdrawn prior to the meeting as a result of the recent change in the Company’s independent registered public accounting firm. The final voting results for the matters submitted to a vote of stockholders were as follows:

Item 1 - Election of Directors
At the annual meeting, the Company’s stockholders elected the persons listed below as directors for a one-year term expiring in 2016 or until their respective successors are duly elected and qualified:

	Votes Cast For	Votes Withheld
Michael A. Carroll	245,872,426	29,773,046
John G. Schreiber	197,126,591	78,518,881
A.J. Agarwal	225,166,428	50,479,044
Michael Berman	252,670,124	22,975,348
Anthony W. Deering	251,050,182	24,595,290
Thomas W. Dickson	274,358,501	1,286,971
Jonathan D. Gray	225,161,423	50,484,049
William D. Rahm	251,046,735	24,598,737
William J. Stein	196,425,262	79,220,210

Item 2 - Advisory Vote on Executive Compensation
The Company’s stockholders approved, in a non-binding advisory vote, the compensation paid to the Company’s named executive officers as disclosed in the Proxy Statement.

Votes Cast For	Votes Cast Against	Abstentions
273,243,292	1,943,404	458,774

Item 8.01	Other Events.

On June 8, 2015, the Company and Brixmor Operating Partnership LP, a Delaware limited partnership (the “Operating Partnership”), entered into six separate Equity Distribution Agreements (the “Equity Distribution Agreements”) with each of RBC Capital Markets, LLC, Jefferies LLC, SunTrust Robinson Humphrey, Inc., Mitsubishi UFJ Securities (USA), Inc., BNY Mellon Capital Markets, LLC and Scotia Capital (USA) Inc. (each, individually, an “Agent” and together, the “Agents”), pursuant to which the Company may sell, from time to time, up to an aggregate sales price of $400,000,000 of its common stock (the “Shares”) through the Agents.

The Company may sell the Shares in amounts and at times to be determined by the Company from time to time, but has no obligation to sell any of the Shares in the Offering. Actual sales will depend on a variety of factors to be determined by the Company from time to time, including (among others) market conditions, the trading price of the Company’s common stock, capital needs and determinations by the Company of the appropriate sources of funding for the Company.

The Shares will be offered and sold pursuant to the Company’s automatic shelf registration statement on Form S-3 (Registration No. 333-201464), including the prospectus, as supplemented on June 8, 2015. Sales of the Shares made pursuant to the Equity Distribution Agreements, if any, may be made by means of ordinary brokers’ transactions on the New York Stock Exchange, to or through a market maker, or by other means as described in the prospectus supplement.

The form of Equity Distribution Agreement is filed as exhibit 1.1 to this Current Report. The Equity Distribution Agreements with the parties listed above are substantially identical in all material respects to this form, except as to the parties. The foregoing descriptions of the material terms of the Equity Distribution Agreements in this Item 1.01 are not complete and are qualified in their entirety by reference to such exhibit, which is incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits
(d)     The following exhibit is attached to this Current Report on Form 8-K

Exhibit No.	Description
1.1	Form of Equity Distribution Agreement, dated June 8, 2015, by and among the Company, the Operating Partnership and each Agent

5.1	Opinion of Hogan Lovells US LLP regarding the legality of the Shares

23.1	Consent of Hogan Lovells US LLP (included in Exhibit 5.1)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date: June 9, 2015	BRIXMOR PROPERTY GROUP INC.

	By:	/s/Steven F. Siegel
	Name:	Steven F. Siegel
	Title:	Executive Vice President,
General Counsel and Secretary

BRIXMOR OPERATING PARTNERSHIP LP

	By:	Brixmor OP GP LLC, its general partner

	By:	BPG Subsidiary Inc., its sole member

	By:	/s/Steven F. Siegel
	Name:	Steven F. Siegel
	Title:	Executive Vice President,
General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
1.1	Form of Equity Distribution Agreement, dated June 8, 2015, by and among the Company, the Operating Partnership and each Agent

5.1	Opinion of Hogan Lovells US LLP regarding the legality of the Shares

23.1	Consent of Hogan Lovells US LLP (included in Exhibit 5.1)